UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 28, 2014
Date of Report (Date of earliest event reported)
CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court San Jose, California 95134-1599

(Address of principal executive offices)
(408) 943-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Compensatory Arrangements of Certain Officers
Release of 2013 Performance-based Restricted Stock Shares
On March 22, 2013, the Compensation Committee of the Company’s Board of Directors (the “Committee”) granted, under the Company’s 2013 Stock Plan, performance-based restricted stock units (“PARS”) to certain employees of the Company, including our named executive officers. Equity grants made under the 2013 PARS program are subject to achieving various performance based milestones that are generally financial, market share, operational or strategic in nature and are approved in advance by the Compensation Committee. None of the milestones are service-based.
On February 27, 2014, the Committee approved the performance milestone achievements for fiscal year 2013. Before finalizing the 2013 PARS payouts, the Committee carefully considered the overall performance of the Company and concluded it was appropriate to exercise its right of negative discretion on the payout amounts earned by our named executive officers. Our CEO and CFO had their earned PARs decreased by 56% after the application of negative discretion, and all other named executive officers had their earned PARs decreased by 33%. In connection with the Committee’s determination of the achievement of fiscal year 2013 PARS performance milestones and after the application of negative discretion, the following shares were released to our named executive officers:

Named Executive Officer	Earned Shares	Negative Discretion	Total Shares Released
T.J. Rodgers, President and Chief Executive Officer	522,000	(311,200)	208,800
Brad W. Buss, Executive Vice President, Finance and Administration and Chief Financial Officer	324,000	(194,400)	129,600
Paul Keswick, Executive Vice President, New Product Development	261,000	(104,400)	156,600
Dana Nazarian, Executive Vice President, Memory Products Division	252,000	(100,800)	151,200

Due to the application of negative discretion, 710,800 shares previously granted to our named executive officers were forfeited and returned to the Company’s equity pool.

Item 5.03    Amendment to Articles of Incorporation or Bylaws

On February 28, 2014, the Board approved a Certificate of Amendment to the Company’s Amended and Restated Bylaws (the “Bylaws,” and as amended by the Certificate of Amendment, the “Amended Bylaws”), effective May 9, 2014. The Amended Bylaws amend Section 3.2(a) of Article 3 of the Bylaws and decrease the number of directors authorized to serve on the Company’s Board from eight to seven. The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which was filed with the Securities and Exchange Commission on a Form 8-K on March 31, 2006 and incorporated by reference as Exhibit 3.6 to our Form 10-K, filed February 27, 2014 (which Bylaws are incorporated herein by reference), and the full text of the Certificate of Amendment, a copy of which will be attached as Exhibit 3.1 to our Quarterly Report on Form 10-Q for the period ending March 30, 2014.

Item 7.01	Regulation FD Disclosure

The Company issued a press release yesterday announcing that the Board of Directors has declared a dividend payment of $0.11 per share. The Company has elected to furnish the press release as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company transactions. Not applicable.

(d)	Exhibits. The exhibit listed below is being furnished with this Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CYPRESS SEMICONDUCTOR CORPORATION

Date: March 4, 2014	By: /s/ Brad W. Buss________________________
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 3, 2014